SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 4, 2000
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            15100 Central Avenue S.E.
                             Albuquerque, N.M 87192
                    ----------------------------------------
                    (Address of principal executive offices)

                                  505/293-7177
                               505/293-7780 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

    Nevada                          000-26425                    84-1402416
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

NextPath Technologies, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K dated August 10, 2000 related to its purchase of the assets of the Industrial Division of Lewis Mechanical and Metalworks, Inc. ("Lewis"), to read in its entirety as follows:

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial  statements of business  acquired.  See Exhibits 99.1


        (b)  Pro forma financial statements. See Exhibit 99.2.

        (c)  Exhibits

             99.1 Lewis Mechanical & Metalworks, Inc. Industrial Division Financial Statements Years Ended December 31, 1999, 1998 and 1997.

             99.2 Pro forma financial statements for periods ended June 30, 2000, December 31, 1999, 1998 and 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEXTPATH TECHNOLOGIES, INC.

                                       By:/s/Robert Woodward
                                          --------------------------------------
                                          Robert Woodward, Chief Financial
                                            Officer

Date: October 11, 2000